
                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

                     FORM 10-K ANNUAL REPORT FOR FISCAL 1999

      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert B. Goergen, Howard E. Rose, Richard T.
Browning and Bruce D. Kreiger, and each of them, until July 31, 1999, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and revocation, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Form 10-K Annual Report of Blyth Industries, Inc. for the fiscal year ended January 31, 1999, and any amendments thereto, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.
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

      SIGNATURE                                                       TITLE                                        DATE

/s/ Robert B. Goergen                                    Chairman, Chief Executive Officer                     April 30, 1999
-----------------------------                            and President, Director
      Robert B. Goergen                                  (Principal Executive Officer)


/s/ Richard T. Browning                                  Vice President and Chief                              April 30, 1999
----------------------------                             Financial Officer
      Richard T. Browning                                (Principal Financial and
                                                         Accounting Officer)

/s/ Howard E. Rose                                       Vice Chairman and Director                            April 30, 1999
------------------------------
      Howard E. Rose

/s/ Roger A. Anderson                                    Director                                              April 30, 1999
----------------------------
      Roger A. Anderson

/s/ John W. Burkhart                                     Director                                              April 30, 1999
----------------------------
      John W. Burkhart

/s/ Pamela M. Goergen                                    Director                                              April 30, 1999
--------------------------
      Pamela M. Goergen

/s/ Neal I. Goldman                                      Director                                              April 30, 1999
---------------------------
      Neal I. Goldman

/s/ Roger H. Morley                                      Director                                              April 30, 1999
---------------------------
      Roger H. Morley

/s/ John E. Preschlack                                   Director                                              April 30, 1999
---------------------------
      John E. Preschlack

/s/ Frederick H. Stephens, Jr.                           Director                                              April 30, 1999
--------------------------------
      Frederick H. Stephens, Jr.